INITIAL PUBLIC OFFERING	12 Months Ended
Dec. 31, 2023
Lamf Global Ventures Corp I [Member]
INITIAL PUBLIC OFFERING

NOTE 3 – INITIAL PUBLIC OFFERING

Pursuant to the IPO, the Company sold 25,300,000 Units (including 3,300,000 Units as part of the underwriters’ full exercise of the over-allotment option) at a price of $10.00 per Unit. Each Unit consists of one Class A Share and one-half of one redeemable warrant (each whole warrant, a “Public Warrant” and, together with the Private Placement Warrants (as defined in Note 4), the “Warrants”). Each Public Warrant entitles the holder to purchase one Class A Share at a price of $11.50 per share, subject to adjustment (see Note 7). The Warrants will become exercisable 30 days after the completion of the Company’s initial business combination, and will expire five years after the completion of the initial business combination or earlier upon redemption or liquidation.